                             SECOND AMENDMENT TO
                   DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                  SECURITY AGREEMENT AND FINANCING STATEMENT

                               Effective as of
                                July 27, 1995

                                     From

                            FOREST OIL CORPORATION
                                 (Mortgagor)

                                      To

                          ANDREW S. FASTOW, Trustee
                                  (Trustee)

                              for the Benefit of

           JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP
                                (Beneficiary)

                 The  mailing address of both above-named
                 Trustee  and  the  Beneficiary  is  1400
                 Smith Street, Houston, Texas 77002 and the mailing address of Mortgagor is 950
                 17th Street, Colorado National Building,
                 Denver, Colorado 80202.

                                  * * * * *

This instrument was prepared by Richard C. Rice, Attorney at Law, BRACEWELL & PATTERSON, L.L.P., South Tower Pennzoil Place, 711 Louisiana, Suite 2900, Houston, Texas 77002.

THE DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT AMENDED BY THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND COVERS FUTURE ADVANCES AND PROCEEDS

ATTENTION OF RECORDING OFFICERS: The Deed of Trust, Assignment of Production, Security Agreement and Financing Statement amended by this Instrument covers both real and personal property and is, among other things, a Security Agreement and a Financing Statement under the Uniform Commercial Code.

                Recorded counterparts should be returned to:

                             Suzette Deckert
                      Bracewell & Patterson, L.L.P.
                       South Tower Pennzoil Place
                        711 Louisiana, Suite 2900
                          Houston, Texas 77002

                          SECOND AMENDMENT TO
                             DEED OF TRUST,
                       ASSIGNMENT OF PRODUCTION,
                SECURITY AGREEMENT AND FINANCING STATEMENT
                ------------------------------------------

     THIS SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Second Amendment") entered into on this 26th day of July, 1995, but made effective as of July 27, 1995 (the "Effective Date") is by and between FOREST OIL CORPORATION, a New York corporation, whose address for notice hereunder is 950 17th Street, Colorado National Building, Denver, Colorado 80202 (the "Mortgagor"), and JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership, with offices at 1400 Smith Street, Houston, Texas 77002 (the "Beneficiary").

                                RECITALS

     Mortgagor and Beneficiary have entered into that certain Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated December 28, 1993, which was amended by the First Amendment to Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of June 15, 1994 (as amended, the "Original Mortgage"). The Original Mortgage was recorded in the real property records described in SCHEDULE 1 hereto. In connection with the Second Amendment to Loan Agreement dated as of the Effective Date, between Mortgagor and Mortgagee, Mortgagor and Beneficiary have agreed to amend the Original Mortgage. Capitalized terms used in this Second Amendment but not defined herein have the meaning given thereto in the Original Mortgage.

                                AGREEMENTS

                                 ARTICLE I
                            MORTGAGED PROPERTY

      Mortgagor, in consideration of the premises and to secure the Indebtedness and the performance of the covenants and obligations contained herein and in the Original Mortgage and in consideration of the sum of One Thousand Dollars ($1000) and other valuable consideration in hand paid by Beneficiary to Mortgagor and in consideration of the debts and trusts herein mentioned, does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN, SET OVER and CONFIRM unto Andrew S. Fastow of Houston, Texas, as Trustee, whose address for notice is 1400 Smith Street, Houston, Texas 77002 ("Trustee") and his successors or substitutes in trust hereunder, for the use and benefit of Beneficiary, the following described real and personal property, rights, titles, interests, and estates (collectively the "Mortgaged Property"), to-wit:

     (a) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to the undivided interests in and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates (such interests collectively called the "Leases") which are described on Exhibit A hereto or which Leases are otherwise referred to herein.

     (b) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (1) the properties now or hereafter pooled or unitized with the Leases; (2) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Leases including, without limitation, those units which may be described or referred to on attached Exhibit A; and (3) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to any of the Leases or interests in the Leases described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, transporting or marketing of the Hydrocarbons (hereinafter defined) from or attributable to such Leases or interests.

     (c) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Leases, the lands covered thereby and Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Leases, the lands covered thereby and Mortgagor's interests therein which are subjected or required to be subjected to the liens and security interests of this Mortgage and including specifically but without limitation all liens and security interests in such Hydrocarbons securing payment of proceeds resulting from the sale of Hydrocarbons.

     (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the rights, titles, interests and estates described or referred to in paragraphs (a), (b) and (c) above, which are now owned or which may hereafter be acquired by Mortgagor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Leases (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes and licenses together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

     (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by Mortgagor or by anyone on Mortgagor's behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.

     (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Mortgagor in and to the Leases and every part and parcel thereof, including, without limitation, all rights, titles, interests or estates in and to the Leases as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Encumbrances (as hereinafter defined) to which any of the Leases are subject, or otherwise; together with any and all renewals and extensions of any of the Leases; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Mortgagor in and to the Leases, less and except any overriding royalty interests hereafter acquired by Mortgagor in and to the Leases.

     (g) All accounts, contract rights, inventory and general intangibles constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (f) above and all proceeds and products of all such portions of the Mortgaged Property.

      TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to his successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements, and obligations of the Mortgagor herein contained.

                                  ARTICLE II
                                  AMENDMENTS

      A. The Indebtedness secured by the Original Mortgage has been extended to be payable on or before December 31, 2002, all as is more fully described in the Loan Agreement. The last sentence of Article II to the Original Mortgage is hereby amended to refer to such new maturity date.

      B. Exhibit A of the Original Mortgage is hereby amended by adding thereto and incorporating therein, but without otherwise modifying such Exhibit A, the properties and rights described on Exhibit A hereto.

                                  ARTICLE III
                                 RATIFICATION

      Except as expressly amended by this Second Amendment, the Original Mortgage is in all respects ratified and confirmed, and the terms, provisions, representations, warranties, covenants and conditions thereof shall be and remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their duly authorized undersigned officers as of the date first written above.

                                      MORTGAGOR

                                      FOREST OIL CORPORATION


                                      By: Kenton M. Scroggs
                                         ----------------------------------
                                            Kenton M. Scroggs
                                            Vice President


                                      BENEFICIARY

                                      JOINT ENERGY DEVELOPMENT
                                      INVESTMENTS LIMITED PARTNERSHIP

                                      By: Enron Capital Corp., its
                                          general partner


                                      By: Clifford P. Hickey
                                         ----------------------------------
                                            Clifford P. Hickey
                                            Attorney-in-Fact

THE STATE OF COLORADO   )
                        )
COUNTY OF DENVER        )

      BE IT REMEMBERED, that the undersigned, a Notary Public, duly qualified, sworn and acting in and for the State of Colorado, hereby certifies that on this 26th day of July, 1995, there appeared before me Kenton M. Scroggs of FOREST OIL CORPORATION.

      The foregoing instrument was acknowledged before me on this date by the aforementioned person as the designated officer of such corporation, on behalf of such corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County of Denver and State of Colorado, this 26th day of July, 1995.

                                              Michele Miller
                                        Name: Michele Miller
[seal]                                  Notary Public in and for the
                                        State of Colorado


THE STATE OF COLORADO   )
                        )
COUNTY OF DENVER        )

      BE IT REMEMBERED, that the undersigned, a Notary Public, duly qualified, sworn and acting in and for the State of Colorado, hereby certifies that on this 26th day of July, 1995, there appeared before me Clifford P. Hickey, Attorney-in-Fact of Enron Capital Corp., the general partner of Joint Energy Development Investments Limited Partnership.

      The foregoing instrument was acknowledged before me on this date by the aforementioned person as the designated officer of such corporation, on behalf of such corporation in its capacity as general partner of Joint Energy Development Investments Limited Partnership.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County of Denver and State of Colorado, this 26th day of July, 1995.

                                              Virginia Moore
                                        Name: Virginia Moore
[seal]                                  Notary Public in and for the
                                        State of Colorado

                                  SCHEDULE 1

                            RECORDING INFORMATION


1. Deed of Trust, Assignment of Production, Security Agreement and Financing Statement

Jim Hogg County, Texas
----------------------
File No. 56822
Volume 101, Page 194
December 30, 1993


Zapata County, Texas
--------------------
File No. 96635
Volume 490, Page 704
January 3, 1994


2. First Amendment to Deed of Trust, Assignment of Production, Security Agreement and Financing Statement

Jim Hogg County, Texas
----------------------
File No. 57,353
Volume 103, Page 12
June 17, 1994


Zapata County, Texas
--------------------
File No. 98353
Volume 500, Page 627
June 17, 1994

MARLWR\27326\005048
BPHOU2/SYS:449683.06

                                  EXHIBIT A

                                    LEASES

                                                           WORKING
                                                              OR                            RECORDING DATA
      FOC                                         LEASE   OWNERSHIP                JIM HOGG COUNTY    ZAPATA COUNTY
   LEASE NO.              LESSOR        LESSEE     DATE    INTEREST        NRI       VOL.    PAGE      Vol.    Page
---------------     ------------------  ------    ------  ---------      -------    -----   -----     ------   ----
TX-193025-000012     Eulalia Vela et al   FOC     4/1/95    1.00000       0.75000    148     58631

TX-193025-000013     Eulalia Vela et al   FOC     6/20/95   1.00000       0.75000     BR      BR         BR      BR

                                                                                      BR - Being Recorded

                              LAND DESCRIPTIONS

TX-193025-000012   A tract of land comprised of 249.475 acres, being the
                   Northeast portion of a 2100.725 acre tract as described in Partition Deed dated September 11, 1951 to Hector Vela recorded in Volume 32, Page 463-65, Deed Records of Jim
                   Hogg County, Texas and being the south 9.835 acres out of Survey 581, E. P. Ashley, Jim Hogg County, Abstract No. 5,
                   Patent No. 598 dated December 18, 1885, and all of a 735.28 acre tract out of Survey No. 582, S. R. Peebles, Jim Hogg
                   County, Abstract No. 243, Patent No. 607, dated December 18,
                   1885, save and except for that portion of said 735.28 acre tract which is located within the exterior boundary of the Inexco-Vela No. 1 Gas Unit, described in Unit Declaration dated October 28, 1981 and recorded in Volume 89, Page 363 of the Oil & Gas Lease Records of Jim Hogg County, Texas

TX-193025-000013   A tract of land comprised of 566.44 acres, being a
                   quitclaimed portion of the Energy Development Corporation
                   1,347.25 acre Oil and Gas Lease dated April 18, 1988, by and between Eulalia Vela, Virginia W. Goodwin, Marcel C.
                   Notzon, Individually and as, Trustee, and Richard E. Haynes,
                   Individually and as Trustee, as Lessor, and Energy
                   Development Corporation, as Lessee, a Memorandum of Oil and
                   Gas Lease dated August 22, 1988, being recorded in Volume
                   124, Page 279, of the records of Jim Hogg County, Texas and recorded in Volume 395, Page 588, of the records of Zapata
                   County, Texas, as more fully described as follows:

                       TRACT I - A 448.54 acre parcel, more or less, covering
                   all of that acreage contained and more fully described in that Partial Release of Oil, Gas and Mineral Lease effective June 1, 1994, by and between Energy Development Corporation and Forest Oil Corporation, as Grantor, and the Lessor described immediately above, being recorded in Volume 145, Page 256-265, of the Oil and Gas Lease Records of Jim Hogg County, Texas, and recorded in Volume 501, Page 173-183, of the Official Public Records of Zapata County, Texas.

                       TRACT 2 - A 117.9 acre parcel, more or less, being that
                   portion of the 160 acre tract formerly retained by EDC, et al, around the Loma Vieja Well No. 2 which does not overlap with the 320 acre tract currently held by the Loma Vieja No. 4 Well. The part of said 160 acre tract which overlapped consists of 42.1 acres which has not been released from the April 18, 1988 lease.

                   The 566.44 acre tract covered by this lease is further described as being all of the 1,347.25 acre tract described in the April 18, 1988 EDC lease, less and except the 320 acre tract around the Loma Vieja Well No. 1; the 320 acre tract around the Loma Vieja Well No. 4 and the 160 acre tract around the Loma Vieja Well No. 3.

                            PERMITTED ENCUMBRANCES

ALL Subject to that Surface Use Agreement dated March 15, 1988, between Alan Holbein, as Grantor, and Energy Development Corporation, as Grantee, as to the H. & G. N. R.R. Survey No. 3, Abstract A-51, Zapata County, and Abstract A-183, Jim Hogg County, Texas.

                   Subject to that Surface Use Agreement dated July 23, 1994, between Alan Holbein and wife, Florence Holbein, as Grantor, and Forest Oil Corporation, as Grantee, as to the H. & G. N. R.R. Survey No. 3, Abstract A-51, Zapata County, and Abstract A-183, Jim Hogg County, Texas, and portions of the
                   S. P. Peebles Survey No. 582, Abstract A-243, and the E. P. Ashley Survey No. 581, Abstract A-5, Jim Hogg County, Texas.

                   Subject to that Letter Agreement dated November 28, 1994, between Forest Oil Corporation and Tesoro E & P Company, L.P., whereby Tesoro agreed to participate in the first well on the N. E. Hinnant prospect, being the 249.475 acre lease described above.

                   Subject to that Joint Seismic Agreement dated April 1, 1992, between Pennzoil Exploration and Production Company, Energy Development Corporation and Wagner & Brown (predecessor in interest to Forest Oil Corporation), covering the Loma Vieja area and including the leases described above.


                                  Page 2